Exhibit 10.46

Centro Properties Group
Executive Option Plan

101 Collins Street Melbourne Victoria 3000 Australia

Telephone +61 3 9288 1234  Facsimile +61 3 9288 1567

www.freehills.com  DX 240 Melbourne

SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE

Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR

Reference

9	Rights of Stapled Securities acquired on exercise of Options		11

	9.1	Rights	11
	9.2	Listing	12

10	Bonus Issues, Rights Issues, Reconstruction		12

	10.1	Adjustment for Bonus Issue	12
	10.2	Adjustment for Rights Issue	12
	10.3	Adjustment for reorganisation	12
	10.4	No other participation	13
	10.5	Notification	13

11	Special restrictions or conditions		13

12	Amendments		13

	12.1	Board power	13
	12.2	Restrictions on amendments	13
	12.3	Notice of amendment	13

13	Administration of the Plan		14

	13.1	Board administration	14
	13.2	Board powers	14
	13.3	Non-residents of Australia	14
	13.4	Board’s Discretion	14
	13.5	Disputes	14

14	No compensation or damages		15

	14.1	Terms of employment not affected	15
	14.2	No right to compensation	15

15	Duties and taxes		15

16	Notices		15

17	Governing law		15

US Additional Rules			16

1	US Transfer restrictions for the Options and the Shares		16

Centro Properties Limited
ACN  078 590 682

Executive Option Plan Rules

1                                         Definitions and interpretation

1.1          Definitions

In these rules:

ASX means Australian Stock Exchange Limited;

Board means the board of directors of the Company or a committee appointed by the board of directors;

Company means Centro Properties Limited ACN 078 590 682;

Early Vesting Day means the earliest day on which:

(a)           a compromise or arrangement referred to in rule 8.1(a) is approved;

(b)           a resolution referred to in rule 8.1(b) or 8.1(c) is passed;

(c)           a Court order referred to in rule 8.1(d) is made; or

(d)           the acquisition referred to in rule 8.1(e) becomes known to the Company;

Eligible Employee means an employee (including a director employed in an executive capacity) of any Group Entity who is declared by the Board to be an Eligible Employee for the purposes of the Plan;

Exercise Period means the period or days specified in the invitation to apply for the Options or in the terms of their grant, during which the Options may be exercised, subject to satisfaction of any Vesting Condition;

Grant Date in relation to an Option means the date from which the Board determines that an Option takes effect;

Group Entity means the Company, its Subsidiaries and any company or entity (including a trust) declared by the Board to be a member of the Group for the purposes of this Plan;

Listing Rules means the official Listing Rules of the ASX as they apply to the Company from time to time;

Market Value has the meaning given to that term in section 139FA of the Income Tax Assessment Act 1936;

Option means a Share Option and a Unit Option;

Option Holder means a Participant or a Transferee;

Participant means a person who has been granted an Option under the Plan;

Plan means the Centro Executive Option Plan as set out in these rules, subject to any amendments or additions made under rule 12;

Redundancy means a termination of a Participant’s employment with a Group Entity where the employer company has made a definite decision expressly for the purpose of this provision that the employer no longer wishes the job the Participant has been doing to be done by anyone and this is not due to ordinary and customary turnover of labour and includes a situation where:

(a)           the Participant ceases to be employed by a Group Entity because the employer company ceases to be a subsidiary of the Company; and

(b)           the business in which the Participant is engaged is no longer a Group Entity.

Responsible Entity means CPT Manager Limited, the responsible entity for the Trust;

Retirement means a termination of a Participant’s employment with a Group Entity by reason of the attainment of such age as the Board may from time to time accept as the retirement age for the Participant or by reason of the inability of the Participant in the opinion of the Board to perform the Participant’s duties as a result of illness or incapacity;

Separation means the termination of a Participant’s employment with a Group Entity with the written consent of the Board expressly given for the purposes of the Plan;

Share means a fully paid ordinary share in the capital of the Company;

Share Option means a separate right to acquire a Share, whether by purchase or subscription;

Stapled Security means one Share and one Unit, which are stapled together so that one may not be dealt with without the other;

Subsidiary has the meaning given to that term in section 9 of the Corporations Act;

Takeover Bid has the same meaning as in section 9 of the Corporations Act;

Transferee means a person to whom Options are transferred by a Participant pursuant to rule 5.2;

Trust means the Centro Property Trust ARSN 091 043 793 created by deed of trust dated [insert] as amended from time to time;

Unit has the meaning given to that term in the deed constituting the Trust;

Unit Option means a separate right to acquire a Unit, whether by purchase or subscription; and

Vesting Condition means one or more conditions which must be satisfied or circumstances which must exist before the Options or any of them may be exercised, as determined by the Board.

1.2          Interpretation

In these rules, headings are only for convenience and do not affect interpretation and, unless the context requires otherwise:

(a)           the singular number includes the plural and the other way around;

(b)           words of one gender include the other genders;

(c)           a reference to any legislation includes any amendment to that legislation, any consolidation or replacement of it, and any subordinate legislation made under it;

(d)           a reference to a provision in any legislation includes a reference to a provision in any amendment, consolidation or replacement of that legislation which, in the opinion of the Board, corresponds with the first mentioned provision;

(e)           an expression defined in section 9 of the Corporations Act has the same meaning as in that section;

(f)            an expression defined in the Company’s constitution or in the deed constituting the Trust has the same meaning as in those documents.

2                                         Invitation

2.1          Invitation

An invitation to participate in the Plan may:

(a)           be made by the Company, together with the Responsible Entity as necessary, at any time to an Eligible Employee;

(a)           be in any form;

(b)           relate to a specified number of Options or specified value of Stapled Securities; and

(c)           be on any conditions or subject to any restrictions,

as the Board decides. The Company will, as necessary, procure the agreement of the Responsible Entity to the terms determined by the Board.

2.2          Information to be provided to Eligible Employees

The Board will advise each Eligible Employee to whom an invitation is issued of the following information relevant to the Options that may be granted under the Plan pursuant to that invitation:

(a)                                 the purchase price (if any) of the Options;

(b)                                the method of calculation of the exercise price;

(c)                                 the Exercise Period;

(d)                                the number of Units and Shares over which Options may be granted;

(e)                                 the dates and times when the Options expire;

(f)                                   any Vesting Conditions;

(g)                                the date and time by which the application for Options must be received by the Company.

2.3          Amount payable for grant of Option

Unless the Board otherwise determines, no payment is required for a grant of Options.

2.4          Legal constraints

Despite any other rule, Options may not be granted to a person under the Plan if it appears to the Board that doing so would contravene these rules, the Company’s constitution, the deed constituting the Centro Property Trust, the Listing Rules or any law of a jurisdiction in which the person resides or would give rise to unreasonable regulatory requirements for the Company or the Trust.

3                                        Application for Options

3.1          Application

(a)           Following receipt of an invitation, the Eligible Employee may apply for the Options specified in the invitation by sending to the person nominated in the invitation an application (in the form attached to the invitation) duly completed and signed (together with a cheque for any amount payable in respect of the grant of the Options).

(b)           The application must be received by the Company within the period for acceptance specified in the invitation.

3.2          Number of options applied for

The Eligible Employee may apply for the number of Options specified in the invitation or part thereof (but only in multiples of 100 Options).

3.3          Personal nature

An invitation is not transferable (without the prior approval of the Board) and an employee may only apply for the Options in his or her name and not on behalf of another person.

3.4          Conditional Contract

An application for Options constitutes an offer by a Participant to enter into conditional contracts with the Company, and/or with the Responsible Entity in the nature of Share Options and Unit Options.

4                                        Grant of Options

4.1          Grant

(a)           Once the Company has received and accepted a duly signed and completed application for Options (together with any moneys payable in respect of the grant), the Company may:

(1)           grant Share Options to the Eligible Employee with effect from the Grant Date; or

(2)           grant, or procure the grant by the Responsible Entity, of Unit Options to the Eligible Employee with effect from the Grant Date,

upon the terms set out in the Plan and subject to the applicable terms of the deed constituting the Trust and upon such additional terms and Vesting Conditions as the Board determines.

(b)           A grant of Options or Share Options by the Board constitutes an acceptance of the Participant’s offer to enter into conditional contracts with the Company in the nature of Options or Share Options as the case may be.

(c)           A grant of Unit Options by the Responsible Entity constitutes an acceptance of the Participant’s offer to enter into conditional contracts with the Responsible Entity in the nature of Unit Options.

(d)           A Share Option and a Unit Option may not be transferred or otherwise dealt with without the other.

4.2          Exercise price

The exercise price at which Units and Shares (comprising Stapled Securities) may be acquired will be determined by the Board and specified in the invitation made under rule 2.1, failing which it will be Market Value on the Grant Date.

4.3          Advice to Participants

The Company must advise each Participant that Options have been granted to him or her.

5                                        Transfer of Options

5.1          Transfer of Options where Vesting Condition has not been satisfied

An Option may be transferred before the Vesting Condition for that Option has been met only with the prior written approval of the Board, and will immediately expire if it purports to be transferred without that approval.

5.2          Transfer of Options where Vesting Condition has been satisfied

An Option granted under the Plan may be transferred to a person if the Vesting Condition for that Option has been satisfied and:

(a)           the Participant notifies the Board in writing that the Participant intends to transfer that Option to the Transferee;

(b)           the Transferee notifies the Board in writing that it agrees to be bound by these rules and that it accepts the Option on the same terms as it is held by the Participant; and

(c)           the Board does not inform the Participant in writing within 7 days of receiving the notice under rule 5.2(a) that it refuses to permit the transfer of that Option.

5.3          Other dealing with Options

An Option may not be dealt with otherwise than as provided in rules 5.1 and 5.2 except with the prior written approval of the Board. For the avoidance of doubt, a

Transferee of an Option may not transfer an Option or otherwise deal with it except to exercise it.

6                                        Exercise of Options

6.1          Exercise pre-conditions

(a)           Subject to rule 7.1 and the Listing Rules, the exercise of any Option granted under the Plan will be effected in the form and manner determined by the Board.

(b)           Subject to rules 6.2 to 6.7, 8 and 13.2(d), an Option granted under the Plan may only be exercised during the Exercise Period and may not be exercised unless the Vesting Conditions (if any) advised to the Participant by the Board pursuant to rule 2.2 have been satisfied.

6.2          Cessation of employment

Subject to an Option not being exercisable at or after the time advised to the Participant by the Board pursuant to rule 2.2(e) for expiry of the Option:

(a)           if before any Vesting Condition applicable to an Option has been satisfied the Participant ceases to be an employee of a Group Entity - the Board may allow the Option to be exercised on terms and conditions specified by the Board, within a period determined by the Board not exceeding 12 months after the cessation of employment.

(b)           if after any Vesting Condition applicable to an Option has been satisfied but before the Option has been exercised the Participant ceases to be an employee of a Group Entity:

(1)           by reason of death, Redundancy, Retirement or Separation - the Option may be exercised within 12 months of the cessation of employment; and

(2)           for a reason other than death, Redundancy, Retirement or Separation - the Board may allow the Option to be exercised on terms and conditions specified by the Board, within a period determined by the Board not exceeding 12 months after the cessation of employment.

6.3          When employment ceases

A Participant will not be treated for the purposes of rule 6.2 as ceasing to be an employee of a Group Entity until such time as the Participant is no longer an employee of any of the Group Entities, and a Participant who ceases to be such an employee by reason of performing the role of primary care giver in their family or such other leave approved by the Board and who exercises their right to return to work under any applicable award, enterprise agreement, other agreement, statute or regulation before the exercise of an Option under the Plan shall be treated for those purposes as not having ceased to be such an employee.

6.4          Fraudulent or dishonest actions

If in the opinion of the Board a Participant acts fraudulently or dishonestly or is in breach of his or her obligations to any Group Entity, the Board may cancel (or procure the Responsible Entity to cancel as appropriate) any unexercised Options issued to the Participant, regardless of whether any Vesting Condition has been satisfied in respect of those Options.

6.5          Maximum exercise period

Notwithstanding any other provisions of the Plan, an Option may be exercised within any period determined by the Board that is permitted by law but not exceeding 10 years from Grant Date.

6.6          Expiry of Option

(a)           Unless exercised, an Option will expire:

(1)           at 5.00 pm (Melbourne time) on the last day permitted for its exercise; or

(2)           if the exercise of an Option is subject to a Vesting Condition and the Vesting Condition is not satisfied, is not able to be satisfied, or can no longer be satisfied, at 5.00 pm (Melbourne time) on the day when the condition is not satisfied, is not able to be satisfied or can no longer be satisfied.

(b)           The expiry of an Option is the end of the conditional contract constituted by the Option.

6.7          Entitlement

Upon an Option expiring, the holder of the Option will not have any entitlement or claim against the Company or the Responsible Entity in respect of the Option.

7                                        Exercise procedure

7.1          Exercise notice

Options are exercisable by lodging with the Company Secretary at the registered office of the Company:

(a)           a completed and signed exercise notice; and

(b)           a cheque for the exercise price (if any) for each Option exercised.

7.2          Issue of Stapled Securities

(a)           Upon the exercise of an Option, the Option Holder becomes entitled to an allotment of the relevant Units and Shares (comprising Stapled Securities) not later than 20 business days after exercise of the Option or such other date which may be stipulated by the Listing Rules.

(b)           The issue of a Share pursuant to the exercise of an Option constitutes performance by the Company of its obligations pursuant to the conditional contract constituted by the Share Option.

(c)           The issue of a Unit pursuant to the exercise of an Option constitutes performance by the Company, or the Responsible Entity as the case may be, of its obligations pursuant to the conditional contract constituted by the Unit Option.

7.3                              Attorney

Each director of the Company from time to time and any person nominated by the Board from time to time are irrevocably appointed jointly and severally by each Option Holder as their attorneys to do all things necessary or considered by the Board appropriate to effect an issue of Units and Shares (comprising Stapled Securities) to the Option Holder upon exercise of an Option.

8                                        Scheme of Arrangement, Winding-up and Takeover

8.1          Events for early vesting and exercise of Options

Rules 8.2(a) and (b) will apply if:

(a)           a meeting held pursuant to an order of the Court under section 411 of the Corporations Act approves a proposed compromise or arrangement for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies;

(b)           the Company passes a resolution for voluntary winding up;

(c)           the trustee or Unit holders of the Trust pass a resolution to vest or otherwise terminate it;

(d)           an order is made for the compulsory winding up of the Company; or

(e)           pursuant to a Takeover Bid the bidder or the bidder’s associates acquire a relevant interest in more than 50% of the issued Stapled Securities.

8.2          Early vesting and exercise of Options

If this rule applies:

(a)           the Board will immediately give written notice of the Early Vesting Day to the Participant;

(b)           the Vesting Condition will be deemed to have been fully satisfied on the Early Vesting Day;

(c)           the Exercise Period will commence on the Early Vesting Day and end on the date specified by the Board in the notice given under paragraph (1).

9                                        Rights of Stapled Securities acquired on exercise of Options

9.1          Rights

Subject to rules 10.3 and 11, Stapled Securities acquired on the exercise of Options will be of the same class and will rank equally with Stapled Securities on issue at the date the Options were granted (except as regards any rights attaching to Stapled Securities by reference to a record date which occurred before the date of exercise).

9.2          Listing

If Stapled Securities of the same class as those issued under the Plan are quoted on the ASX the Company will apply to the ASX within a reasonable time after they are issued for those Stapled Securities to be quoted.

10                                 Bonus Issues, Rights Issues, Reconstruction

10.1        Adjustment for Bonus Issue

(a)           If Stapled Securities are issued pro rata to Stapled Security holders generally by way of bonus issue (other than an issue in lieu of distribution or by way of distribution reinvestment) involving capitalisation of reserves or distributable profits, the Option Holder is entitled, upon exercise of the Options, to receive in addition to the Stapled Securities in respect of which the Options are exercised and without the payment of any further consideration an issue of as many additional Stapled Securities as would have been issued to a Stapled Security holder who, on the date for determining entitlements under the bonus issue, held Stapled Securities equal in number to the Stapled Securities in respect of which the Options are exercised.

(b)           Additional Stapled Securities to which the Option Holder becomes so entitled will, as from the time Stapled Securities are issued pursuant to the bonus issue and until those additional Stapled Securities are issued, be regarded as Stapled Securities comprised in the relevant Options and in respect of which the Options are exercised for the purposes of subsequent applications of rule 10.1(a), and any adjustments which, after the time just mentioned, are made under rule 10.3 to the number of Stapled Securities will also be made to the additional Stapled Securities.

10.2        Adjustment for Rights Issue

If Stapled Securities are offered pro rata for subscription by Stapled Security holders generally by way of a rights issue during the currency of and prior to exercise of any Options the exercise price of each Option will be adjusted in the manner provided for in the Listing Rules as at the date the Options were issued.

10.3        Adjustment for reorganisation

In the event of any reorganisation (including consolidation, subdivision, reduction or return) of the issued capital of the Company or the Trust, the number of Options to which each Option Holder is entitled or the exercise price of the Options or both as appropriate will be adjusted in the manner specified by the Listing Rules as at the date of reorganisation.

10.4        No other participation

Subject to rules 10.1, 10.2 and 10.3, during the currency of an Option and prior to its exercise, Option Holders are not entitled to participate in any new issue of securities of the Company or the Trust as a result of holding an Option, unless otherwise determined by the Board.

10.5        Notification

If an adjustment is made pursuant to this rule, the Company must notify the Option Holders within one month after the relevant record date.

11           Special restrictions or conditions

A special restriction or condition may be attached to a Stapled Security acquired on the exercise of an Option if it is specified in the invitation to apply for the Option or in the terms of grant or agreed to by the Option Holder.

12                                 Amendments

12.1        Board power

Subject to rule 12.2 and the Listing Rules, the Board may at any time by resolution amend or add to (“amend”) all or any of the provisions of the Plan, or the terms or conditions of any Option granted under the Plan.

12.2        Restrictions on amendments

No amendment to the provisions of the Plan, or the terms of any Option granted under it, may be made which reduces the rights of Option Holders in respect of Options granted to them prior to the date of the amendment, other than an amendment introduced primarily:

(a)           for the purpose of complying with or conforming to present or future State or Commonwealth legislation governing or regulating the maintenance or operation of the Plan or like plans;

(b)           to correct any manifest error or mistake; or

(c)           to take into consideration possible adverse tax implications in respect of the Plan arising from, amongst others, adverse rulings from the Commissioner of Taxation, changes to tax legislation (including an official announcement by the Commonwealth of Australia) and/or changes in the interpretation of tax legislation by a court of competent jurisdiction.

12.3        Notice of amendment

As soon as reasonably practicable after making any amendment under rule 12.1, the Board will give notice in writing of that amendment to any Option holder affected by the amendment.

13                                 Administration of the Plan

13.1        Board administration

The Board will administer the Plan.

13.2        Board powers

The Board may:

(a)           delegate to any person for any period and on any terms it decides the exercise of any of its powers or discretions under the Plan;

(b)           decide on appropriate procedures for administering the Plan, including the form of application forms and other forms and notices to be issued under the Plan;

(c)           resolve conclusively all questions of fact or interpretation concerning the Plan and these rules and any dispute of any kind that arises under the Plan;

(d)           in accordance with rule 12, amend, add to or waive any provision of the Plan (including this rule), or any terms or conditions (including any Vesting Condition) relating to any Options granted to any Participant or to any Stapled Securities acquired under the Plan;

(e)           waive any breach of a provision of the Plan;

(f)            determine that any decision made, or permission given, under the Plan, is subject to further conditions decided by the Board.

13.3        Non-residents of Australia

When an Option is granted under the Plan to a person who is not a resident of Australia the provisions of the Plan apply subject to such alterations or additions as the Board determines having regard to any securities, exchange control or taxation laws or regulations or similar factors which may have application to the Participant or to any Group Entity in relation to the Option.

13.4        Board’s Discretion

The Board has absolute and unfettered discretion:

(a)           to act or refrain from acting under these rules or concerning the Plan or any Options allocated under the Plan; and

(b)           in exercising any power or discretion concerning the Plan or any Options allocated under the Plan.

13.5        Disputes

In the event of any dispute or disagreement as to the interpretation of the Plan, or as to any question or right arising from or related to the Plan or to any Options granted under it, the decision of the Board is final and binding.

14                                 No compensation or damages

14.1        Terms of employment not affected

(a)           The rights and obligations of any Participant under the terms of his or her office or employment with a Group Entity are not affected by his or her participation in the Plan.

(b)           These rules do not form part of, and will not be incorporated into, any contract of engagement or employment between an employee and the Group Entity which employs the person.

14.2        No right to compensation

A Participant does not have a right to compensation or damages as a result of the termination of his or her office or employment for any reason, so far as those rights arise or may arise from the Participant ceasing to have rights under the Plan as a result of the termination.

15           Duties and taxes

The Company and the Responsible Entity:

(a)           are not responsible for any duties or taxes which are or may become payable on the issue of Options or Stapled Securities under the Plan or any other dealing with Options or Stapled Securities; and

(b)           may make any withholding or payment which they are required by law to make in connection with the Plan.

16           Notices

A notice or other communication under or concerning the Plan is validly given:

(a)           by the Company to an Eligible Employee or Option Holder if delivered personally to the addressee or sent by prepaid post to his or her last known residential address, or sent to him or her by facsimile at his or her place of work; and

(b)           by an Eligible Employee or Option Holder to the Company if delivered or sent by prepaid post addressed to the company secretary at the Company’s registered office (or any other address the Board specifies).

A notice or other communication sent by post will be treated as received 48 hours after it was posted.

17           Governing law

The Plan is governed by the laws of Victoria and the Commonwealth of Australia.

US Additional Rules

In accordance with rule 13.3, rule 5 of the Plan will not apply and is replaced by the following rule which applies to all Options granted to Eligible Employees resident in the United States.

1             US Transfer restrictions for the Options and the Shares

“The Options and the Shares issuable upon exercise of the Options constitute “restricted securities” within the meaning of Rule 144 under the Securities Act. The Options or Shares may be offered, sold or otherwise transferred only:

(a)           outside the United States in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act;

(b)           pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act (if available);

(c)           to a person whom it reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act; or

(d)           pursuant to an effective registration statement under the Securities Act covering the shares, and in each case in accordance with any applicable securities laws of any state of the United States or other jurisdiction.”